Item 10.1

STATE OF DELAWARE
CERTIFICATE OF INCORPORATION
A STOCK CORPORATION

  FIRST: The name of this Corporation is JOBSINSITE, INC.

  SECOND: Its registered office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington County of New Castle Zip Code 19801. The registered agent in charge thereof is The Corporation Trust Company 1209 Orange Street, Wilmington, Delaware 19801.

  THIRD:   The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

  FOURTH: The amount of the total stock of this corporation is authorized to issue is 50,000,000 shares (number of authorized shares) with a par value of $0.001 per share.

  FIFTH: The name and mailing address of the incorporator are as follows:
                      Name Jobsinsite, Inc.
                      Mailing Address 42450 Hollywood Blvd Suite 105
                      Hollywood, Florida Zip Code 33020

  I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 21 day of may, A.D. 2009.

  By:_/Adam Laufer/
         (incorporator)

  Name: Adam Laufer
  for Jobsinsite, Inc. a New York Corporation